Amendment No. 1 to EXHIBIT I.
                 Other U5S Information for Columbia Energy Group


                                   EXHIBITS to
           EXHIBIT I. Other U5S Information for Columbia Energy Group


EXHIBIT I-B

          Exhibit I-B is amended and restated in its entirety as follows:

Exhibit I-B. Index to corporate organization and by-laws exhibits filed pursuant to the Public Utility Holding Company Act of 1935.

                                                               EXHIBIT B NOTES
                                                               ---------------
                                                           ARTICLES OF   BY-LAWS OR
                                                          INCORPORATION  REGULATIONS
                                                          -------------  ------------
Columbia Energy Group....................................          (1)   1-B, 2-B (2)
Columbia Atlantic Trading Corporation ...................          (3)            (4)
Columbia Energy Services Corporation.....................          (5)            (6)
Columbia Assurance Agency, Inc...........................          (7)            (8)
Columbia Gas of Kentucky, Inc............................          (9)       3-B (10)
Columbia Gas of Maryland, Inc............................         (11)           (12)
Columbia Gas of Ohio, Inc. ..............................         (13)           (14)
Columbia Gas of Pennsylvania, Inc. ......................         (15)           (16)
Columbia Energy Group Service Corporation ...............     1-A (17)           (18)
Columbia Gas Transmission Corporation....................         (19)           (20)
Columbia Gulf Transmission Company ......................         (21)           (22)
Columbia Pipeline Corporation ...........................         (23)           (24)
  Columbia Deep Water Services Company...................         (25)           (26)
Columbia Insurance Corporation, Ltd......................     2-A (27)           (28)
Columbia LNG Corporation ................................         (29)           (30)
Columbia Energy Resources, Inc...........................         (31)           (32)
  Columbia Natural Resources, Inc........................         (33)           (34)
  Alamco-Delaware, Inc...................................         (35)           (36)
  Hawg Hauling & Disposal, Inc...........................         (37)           (38)
  Columbia Natural Resources Canada, Ltd.................         (39)           (40)
Columbia Networks Services Corporation...................         (41)           (42)
Columbia Finance Corporation.............................         (43)           (44)
  Columbia Accounts Receivable Corporation...............         (45)           (46)
Columbia Gas of Virginia, Inc............................         (47)           (48)
Columbia Energy Group Capital Corporation ...............         (49)           (50)
  TriStar Gas Technologies, Inc. ........................         (51)           (52)
Columbia Transmission Communications Corporation. .......         (53)           (54)
Columbia Electric Remainder Corporation. ................     3-A (55)       4-B (56)

NOTES:

     (1) Restated Certificate of Incorporation as adopted by action of the Board of Directors on October 19, 1988, filed as Exhibit 1-A to Form U5S (1988); corrected copy as of July 15, 1991, filed as Exhibit 1-A to Form U5S (1991); restated copy as of November 28, 1995, filed pursuant to Item 14 of Form 10-K (1995); Certificate of Amendment of

          Certificate of Incorporation of Columbia Energy Group, dated January 16, 1998, filed as Exhibit 1-A to Form U5S (1997); Corrected Certificate of Amendment of Restated Certificate of Incorporation of Columbia Energy Group dated June 1, 1999, filed as Exhibit 1-A and Certificate of Amendment of Restated Certificate of Incorporation of Columbia Energy Group dated June 2, 1999, filed as Exhibit 2-A to Form U5S (1999).

     (2) By-Laws as of May 28, 1986, filed as Exhibit 1-B to Form U5S (1986); amendments dated May 13, 1987 and November 18, 1987, filed as Exhibit B, pages 13-15, to Form U5S (1987); amendment dated January 16, 1998, filed as Exhibit 1-B to Form U5S (1998); amendments dated February 22, 2000, filed herewith as Exhibit 1-B to Exhibit I to Form U5B/A (2000); amended and restated By-Laws dated November 1, 2000, filed herewith as
          Exhibit 2-B to Exhibit I to Form U5B/A (2000).

     (3) CAT Restated Certificate of Incorporation as filed on February 27, 1989, filed as Exhibit 2-A to Form U5S (1988); amendment dated August 18, 1997, filed as Exhibit 2-A to Form U5S (1997).

     (4) CAT By-Laws as amended effective February 27, 1989, filed as Exhibit 1-B to Form U5S (1988).

     (5) Certificate of Incorporation of Columbia Energy Services Corporation (formerly The Inland Gas Company, Inc.) dated June 25, 1993, filed under cover of Form SE as Exhibit 1-B to Form U5S (1993).

     (6) By-Laws of Columbia Energy Services Corporation dated May 28, 1993, filed as Exhibit 2-B to Form U5S (1993).

     (7) Articles of Incorporation of Columbia Assurance Agency, Inc., dated June 23, 1997, filed as Exhibit 2-A to Form U5S (1998); amendment dated May 3, 1999, filed as Exhibit 5-A to Form U5S (1999).

     (8) Code of Regulations of Columbia Assurance Agency, Inc., dated July 30, 1997, filed as Exhibit 3-B to Form U5S (1998).

     (9)  Articles of Incorporation, as amended to January 1, 1958, filed as
          Exhibit 2-A to Form U5S (1957); amendment dated December 21, 1981, filed as Exhibit 3-A to Form U5S (1981); amendment dated November 15, 1988, filed as Exhibit 2-A to Form U5S (1988); amendment dated March 13, 1995, filed as Exhibit 2-A to Form U5S (1995); amendment dated February 15, 1995, filed as Exhibit 3-A to Form U5S (1995); amendment dated January 12, 1996, filed as Exhibit 4-A to Form U5S (1995).

     (10) By-Laws, as amended to September 1, 1968, filed as Exhibit 4-B to Form U5S (1968); amendment dated June 16, 1970, filed as Exhibit 4-B to Form U5S (1970); amendment dated September 24, 1975, filed as Exhibit 1-B to Form U5S (1975); amendment dated May 4, 1977, filed as Exhibit 3-B to Form U5S (1977); amendment dated May 1, 1985, filed as Exhibit 2-B to Form U5S (1985); amendment dated December 8, 1988, filed as
          Exhibit 3-B to Form U5S (1988); amendment dated June 15, 1989, filed as Exhibit 1-B to Form U5S (1989); amendment dated January 9, 1996 filed as Exhibit 2-B to Form U5S (1995); amendment dated November 1, 1997, filed as Exhibit 2-B to Form U5S (1997); amendment dated April 19, 2000, filed herewith as Exhibit 3-B to Exhibit I to Form U5B/A
          (2000).

     (11) Certificate of Incorporation as adopted July 1, 1958, filed as Exhibit 1-A to Form U5S (1961); amendment dated January 17, 1980, filed as
          Exhibit 1-A to Form U5S (1979); amendment dated February 15, 1995 filed as Exhibit 5A to Form U5S (1995).

     (12) By-Laws, as amended to May 2, 1972, filed as Exhibit 4-B to Form U5S
          (1972); amendment dated May 1, 1985, filed as Exhibit 3-B to Form U5S
          (1985); amendment dated December 8, 1988, filed as Exhibit 4-B to Form U5S (1988); amendment dated June 15, 1989, filed as Exhibit 2-B to Form U5S (1989); amendment dated January 9, 1996 filed as Exhibit 3-B to Form U5S (1995); amendment dated June 30, 1997, filed as Exhibit 3-B and amendment dated November 1, 1997, filed as Exhibit 4-B to Form U5S (1997).

     (13) Articles of Incorporation as adopted October 6, 1961, filed as Exhibit 1-A to Form U5S (1964); amendment dated December 27, 1963, filed as
          Exhibit 2-A to Form U5S (1964); amendment dated February 21, 1964, filed as Exhibit 3-A to Form U5S (1964); Certificate of Merger of Columbia Gas of Ohio, Inc. and The Ohio Valley Gas Company effective December 31, 1974, filed as Exhibit 5-A to Form U5S (1974); amendment dated January 8, 1982, filed as Exhibit 2-A to Form U5S (1982); amendment dated February 16, 1995, filed as exhibit 6-A to Form U5S
          (1995).

     (14) Regulations as adopted October 16, 1961, filed as Exhibit 2-B to Form U5S (1964); amendment dated August 19, 1968, filed as Exhibit 5-B to Form U5S (1968); amendment dated May 1, 1985, filed as Exhibit 5-B to Form U5S (1985); amendment dated December 9, 1985, filed as Exhibit 6-B to Form U5S (1985); amendment dated December 8, 1988, filed as
          Exhibit 6-B to Form U5S (1988); amendment dated June 15, 1989, filed as Exhibit 4-B to Form U5S (1989); amendment dated January 9, 1996, filed as Exhibit 4-B to Form U5S (1995); amendment dated November 1, 1997, filed as Exhibit 5-B to Form U5S (1997).

     (15) Articles of Incorporation as adopted during the year 1960, filed as
          Exhibit 1-A to Form U5S (1962); amendment dated December 21, 1981, filed as Exhibit 4-A to Form U5S (1981); amendment dated February 15, 1995, filed as Exhibit 7-A to Form U5S (1995).

     (16) By-Laws, as amended to May 2, 1972, filed as Exhibit 6-B to Form U5S
          (1972); amendment dated May 1, 1985, filed as Exhibit 7-B to Form U5S
          (1985); amendment dated December 8, 1988, filed as Exhibit 7-B to Form U5S (1988); amendment dated June 15, 1989, filed as Exhibit 5-B to Form U5S (1989); amendment dated January 9, 1996, filed as Exhibit 5-B to Form U5S (1995); amendment dated November 1, 1997, filed as Exhibit 6-B to Form U5S (1997).

     (17) Certificate of Incorporation, as amended through May 17, 1991, filed as Exhibit 3-A to Form U5S (1991); amendment dated June 30, 1997, filed as Exhibit 5-A to Form U5S (1997); amendment dated January 16, 1998, filed as Exhibit 3-A to Form U5S (1998); Certificate of Merger of NiSource Corporate Services Company and Columbia Energy Group Service Corporation effective as of December 31, 2000, filed herewith as Exhibit 1-A to Exhibit I to Form U5B/A (2000).

     (18) By-Laws, as amended February 10, 1988, filed as Exhibit 8-B to Form U5S (1988); amendment dated December 29, 1997, filed as Exhibit 7-B to Form U5S (1997).

     (19) Restated Certificate of Incorporation of Columbia Gas Transmission Corporation dated March 3, 1982, filed as Exhibit 3-A to Form U5S
          (1982); amendment dated October 22, 1984, filed as Exhibit 3-A to Form U5S (1984); Certificate of Merger of Commonwealth Gas Pipeline Corp. into Columbia Gas Transmission Corp. dated October 26, 1990, filed as
          Exhibit 1-A to Form U5S (1990); amendment dated November 28, 1995, filed as Exhibit 6-A and amendment dated June 30, 1997, filed as
          Exhibit 7-A to Form U5S (1997).

     (20) By-Laws of Columbia Gas Transmission Corporation as amended through May 9, 1991, filed as Exhibit 1-B to Form U5S (1991); amendment dated January 17, 1996, file as Exhibit 3-B to Form U5S (1996).

     (21) Certificate of Incorporation as adopted May 26, 1958, filed as Exhibit 3-A to Form U5S (1958); amendment dated November 10, 1981, filed as
          Exhibit 6-A to Form U5S (1981); amendment dated December 23, 1994, filed as Exhibit 2-A to Form U5S (1994); amendment dated June 30, 1997, filed as Exhibit 8-A to Form U5S (1997).

     (22) By-Laws of Columbia Gulf Transmission Company as amended through May 9, 1991, filed as Exhibit 2-B to Form U5S (1991); amendment dated January 17, 1996, file as Exhibit 4B to Form U5S (1996).

     (23) Certificate of Incorporation of Columbia Pipeline Corporation dated October 13, 1998, filed as Exhibit 4-A to Form U5S (1998).

     (24) By-Laws of Columbia Pipeline Corporation dated November 1, 1998, filed as Exhibit 4-B to Form U5S (1998).

     (25) Certificate of Incorporation of Columbia Deep Water Services Company dated January 7, 1998, filed as Exhibit 5-A to Form U5S (1998).

     (26) By-Laws of Columbia Deep Water Services Company dated January 8, 1998, filed as Exhibit 5-B to Form U5S (1998).

     (27) Certificate of Incorporation of Columbia Insurance Corporation, Ltd. dated November 1, 1996, filed as Exhibit 2-A to Form U5S (1996); amendment to Memorandum of Association of the Company dated August 12, 2000, filed herewith as Exhibit 2-A to Form U5S/A (2000).

     (28) By-laws of Columbia Insurance Corporation, Ltd. as adopted November 4, 1996, file as Exhibit 5-B to Form U5S (1996).

     (29) Restated Certificate of Incorporation of Columbia LNG Corporation as amended to December 18, 1989, filed as Exhibit 18-A to Form U5S
          (1989); amendments dated January 31, 1992, November 2, 1992, June 13, 1994 and April 13, 1995 filed as Exhibits 3-A-1, 3-A-2, 3-A-3 and 3-A-4, respectively to Form U5S; amendment dated January 15, 1997, filed as Exhibit 9-A to Form U5S (1997; Unanimous Written Consent in Lieu of an Organizational Meeting of the Board of Directors dated July 10, 1998, filed as Exhibit 6-A to Form U5S (1999).

     (30) By-Laws of Columbia LNG Corporation as amended through October 10, 1990, filed as Exhibit 1-B to Form U5S (1990); amendment dated July 27, 1992, filed as Exhibit 3-B to Form U5S (1992); amendment dated December 21, 1994 filed as Exhibit 1-B to Form U5S (1994); amendment dated October 17, 1995 and amendment dated June 1, 1996, filed as Exhibits 6B and 7B to Form U5S (1996).

     (31) Certificate of Amendment of Certificate of Incorporation of Columbia Natural Resources, Inc. (changing name to Columbia Energy Resources, Inc.) dated September 28, 1998, filed as Exhibit 6-A to Form U5S
          (1998).

     (32) By-Laws of Columbia Energy Resources, Inc. dated September 30, 1998, filed as Exhibit 6-B to Form U5S (1998).

     (33) Certificate of Incorporation of Columbia Natural Resources, Inc. adopted on November 21, 1984, filed as Exhibit 4-A to Form U5S (1984).

     (34) By-Laws as of November 26, 1984, filed as Exhibit 2-B to Form U5S
          (1984).

     (35) Certificate of Incorporation of Alamco-Delaware, dated July 21, 1994, filed as Exhibit 11-A to Form U5S (1997).

     (36) By-Laws of Alamco-Delaware filed as Exhibit 9-B to Form U5S (1997).

     (37) Certificate of Incorporation of Hawg Hauling & Disposal, Inc. dated March 17, 1993, filed as Exhibit 12-A to Form U5S (1997).

     (38) By-Laws of Hawg Hauling & Disposal, Inc. dated March 17, 1993, filed as Exhibit 10-B to Form U5S (1997).

     (39) Article of Incorporation of 758117 Alberta Ltd. dated October 6, 1997, filed as Exhibit 7-A and amendment changing name to Columbia Natural Resources Canada, Ltd., dated December 12, 1997, filed as Exhibit 8-A to Form U5S (1998).

     (40) By-laws of 758117 Alberta Ltd., dated December 12, 1997, filed as
          Exhibit 7-B to Form U5S (1998).

     (41) Certificate of Incorporation of Columbia Network Services Corporation dated June 7, 1996, filed as Exhibit 3-A Form U5S (1996).

     (42) By-Laws of Columbia Network Services Corporation as adopted August 29, 1996, filed as Exhibit 8-B to Form U5S (1996).

     (43) Certificate of Incorporation of Columbia Finance Corporation dated November 5, 1998, filed as Exhibit 7-A to Form U5S (1999).

     (44) By-Laws of Columbia Finance Corporation dated November 5, 1998, filed as Exhibit 2-B to Form U5S (1999).

     (45) Certificate of Incorporation of Columbia Accounts Receivable Corporation dated November 5, 1998, filed as Exhibit 8-A to Form U5S
          (1999).

     (46) By-Laws of Columbia Accounts Receivable Corporation dated November 5, 1998, filed as Exhibit 3-B to Form U5S (1999).

     (47) Certificate of Incorporation of Commonwealth Gas Services, Inc. as amended through December 19, 1958, and including the Certificate of Merger dated December 18, 1979, filed as Exhibit 8-A to Form U5S
          (1981); amendment dated December 30, 1987, filed as Exhibit B, page 17, to Form U5S (1987); amendment dated February 15, 1995, filed as
          Exhibit 8-A to Form U5S (1995); amendment dated January 16, 1998, filed as Exhibit 16-A to Form U5S (1997).

     (48) By-Laws of Commonwealth Gas Services, Inc. as amended through March 5, 1985, filed as Exhibit 9-B to Form U5S (1985); amendment dated April 21, 1986, filed as Exhibit 6-B to Form U5S (1986); amendment dated April 20, 1987, filed as Exhibit B, page 18, to Form U5S (1987); amendment dated January 1, 1989, filed as Exhibit 9-B to Form U5S
          (1988); amendment dated June 15, 1989, filed as Exhibit 9-B to Form U5S (1989); amendment dated May 6, 1991, filed as Exhibit 3-B to Form U5S (1991); amendment dated December 7, 1992, filed as Exhibit 2-B to Form U5S (1992);amendment dated November 1, 1997, filed as Exhibit 13-B to Form U5S (1997).

     (49) Certificate of Incorporation of TriStar Capital Corporation dated August 2, 1990, filed as Exhibit 2-A to Form U5S (1990); amendment dated June 30, 1997, filed as Exhibit 17-A to Form U5S (1997);

          amendment changing name to Columbia Energy Group Capital Corporation dated June 2, 1998, filed as Exhibit 9-A to Form U5S (1998).

     (50) By-Laws of TriStar Capital Corporation dated August 2, 1990, filed as
          Exhibit 4-B to Form U5S (1990).

     (51) Certificate of Incorporation of TriStar Gas Technologies, Inc. dated August 2, 1990, filed as Exhibit 3-A to Form U5S (1990).

     (52) By-Laws of TriStar Gas Technologies, Inc. dated August 2, 1990, filed as Exhibit 5-B to Form U5S (1990).

     (53) Certificate of Incorporation of Columbia Energy Telecommunications Company dated April 17, 1998 filed as Exhibit 10-A and amendment-changing name to Columbia Transmission Communications Corporation, dated September 24, 1997 filed as Exhibit 11-A to Form U5S (1998).

     (54) By-Laws of Columbia Energy Telecommunications Company dated May 11, 1998, filed as Exhibit 8-B to Form U5S (1998).

     (55) Certificate of Incorporation of Columbia Electric Remainder Corporation dated October 23, 2000, filed herewith as Exhibit 3-A to
          Exhibit I to Form U5B/A (2000).

     (56) By-Laws of Columbia Electric Remainder Corporation dated October 23, 2000, filed herewith as Exhibit 4-B to Exhibit I to Form U5B/A (2000).

                                                                     Exhibit 1-A

                              CERTIFICATE OF MERGER
                                       OF
                       NISOURCE CORPORATE SERVICES COMPANY
                                       AND
                    COLUMBIA ENERGY GROUP SERVICE CORPORATION

Columbia Energy Group Service Corporation, a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

     1. The consistent business corporations participating in the merger hereto certified are:

          (i) NiSource Corporate Services Company, which is incorporated under the laws of the State of Indiana; and

          (ii) Columbia Energy Group Service Corporation, which is incorporated under the laws of the State of Delaware.

     2. A Plan and Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations above in accordance with the provisions of Section 228 and subsection
          (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by NiSource Corporate Services Company in accordance with the laws of the State of its incorporation and by Columbia Energy Group Service Corporation in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

     3. The surviving corporation in the merger herein certified is Columbia Energy Group Service Corporation, which will continue its existence as said surviving corporation, but shall change its name to NiSource Corporate Services Company upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

     4. The Certificate of Incorporation of Columbia Energy Group Service Corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation except that Part First of the Certificate of Incorporation of Columbia Energy Group Service Corporation shall be amended to read as follows at the effective date and time of the merger:

          "The name of the corporation is NiSource Corporate Services Company."

     and Part Fourth of the Certificate of Incorporation of Columbia Energy Group Service Corporation shall be amended at the effective date and time of the merger to read in its entirety as follows:

          "The corporation is authorized to issue only one class of stock, to wit: Common Stock. The total number of shares of stock which the corporation shall have authority to issue is Four Thousand (4,000), all of which are to have a par value of One Hundred Dollars ($100) per share."

     Said Certificate of Incorporation shall continue in full force and effect until further amended and changed pursuant to the General Corporation Law of the State of Delaware.

     5. The executed Plan and Agreement of Merger between each of the constituent corporations above is on file at an office of the surviving corporation, the address of which is as follows:

                         NiSource Corporate Services Company
                         801 East 86th Avenue
                         Merrillville, Indiana 46410
                         Attn:  Office of the Secretary

     6. A copy of the aforesaid Plan and Agreement of Merger will be furnished by the surviving corporation above, on request and without cost, to any stockholder of each of the constituent corporations above.

     7. The terminating company, NiSource Corporate Services Company, an Indiana corporation, has authority to issue One Thousand (1000) shares of stock, all of which are of one class and without par value.

     8. The merger of NiSource Corporate Services Company with and into Columbia Energy Group Service Corporation shall be effective as of the end of business on December 31, 2000.

     Dated as of December 22, 2000


                                             COLUMBIA ENERGY GROUP
                                             SERVICE CORPORATION

                                             /s/ Stephen P. Adik
                                             -------------------------------
                                             Name:  Stephen P. Adik
                                             Title: President

                                                                     Exhibit 2-A

                          UNANIMOUS WRITTEN RESOLUTION

We, the undersigned, being the sole Member of Columbia Insurance Corporation, Ltd., a company organized and existing under the laws of the Islands of Bermuda, acting by written consent without a Meeting DO HEREBY CONSENT to the adoption of the following resolution:

1.   CHANGE TO MEMORANDUM
     --------------------

RESOLVED that the Memorandum of Association of the Company be altered in the manner following, namely:--

(i)       by deleting item 5:
          "The authorized share capital of the company is US$120,000.00 divided into shares of US$25.00 each. The minimum subscribed share capital of the Company is US$120,000.00 Fully Paid."

(ii)      by substituting a new item 5, to read:
          "The authorized share capital of the company is US$370,000.00 divided into shares of US$25.00 each. The minimum subscribed share capital of the Company is US$370,000.00 Fully Paid."

FURTHER RESOLVED that the Secretary of the Company be instructed to apply for the aforesaid alterations to the Memorandum on behalf of the Company.

2.   INCREASE OF CAPITAL
     -------------------

RESOLVED that the authorized capital of the Company be increased from US$120,000.00 to US$370,000.00 by the creation of an additional 10,000 shares of par value US$25.00 each ranking pari-passu with the existing shares of the Company.


                                              Date:      August 17, 2000
-----------------------------                      -----------------------------
Columbia Energy Group

                                                          Registration No. 22563
                                     [SEAL]
                                     BERMUDA

                         CERTIFICATE OF REGISTRATION OF
                        ALTERED MEMORANDUM OF ASSOCIATION

         THIS IS TO CERTIFY that a copy of the Memorandum of Association of


                      Columbia Insurance Corporation, Ltd.
                      ------------------------------------

altered in accordance with section 12 of the Companies Act 1981 ("the Act") was delivered to the Registrar of Companies and registered on the 24th day of August, 2000 pursuant to section 12(7A) of the Act.

                                        Given under my hand and the Seal of
[SEAL]                                  the REGISTRAR OF COMPANIES
                                        this 8th day of September, 2000.



                                        for REGISTRAR OF COMPANIES

FORM NO. 2

                                     [SEAL]
                                     BERMUDA
                             THE COMPANIES ACT 1981
                      AMENDED MEMORANDUM OF ASSOCIATION OF
                            COMPANY LIMITED BY SHARES
                             (Section 7(1) and (2))

                            MEMORANDUM OF ASSOCIATION
                                       OF

                      COLUMBIA INSURANCE CORPORATION, LTD.
                   (hereinafter referred to as "the Company")


1. The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.   We, the undersigned, namely,

         NAME            ADDRESS          BERMUDIAN  NATIONALITY    NUMBER OF
                                           STATUS                    SHARES
                                          (Yes/No)                  SUBSCRIBED
     Alec Anderson    Clarendon House        Yes       British         One
                      2 Church Street
                      Hamilton, Bermuda
     Edwin Mortimer          "               Yes       British         One
     John Buckley            "               Yes       British         One

do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect or the shares allotted to us respectively.

3.   The Company is to be an exempted Company as defined by the Companies Act
     1981.

4. The Company has power to hold land situated in Bermuda not exceeding in all, including the following parcels -

N/A

5. The authorised share capital of the Company is US$370,000.00 divided into shares * of US$25.00 each. The minimum subscribed share capital of the Company is US$370,000.00 Fully Paid.

6.   The objects for which the Company is formed and incorporated are -

     1. as set out in. paragraphs (a) to (n) and (p) to (u) inclusive of the Second Schedule to the Companies Act 1981.

7.   Powers of the Company

     1. The Company shall, pursuant to the Section 42 of the Companies Act 1981, have the power to issue preference shores which are, at the option of the holder, liable to be redeemed.

     2. The Company shall, pursuant to Section 42A of the Companies Act 1981, have the power to purchase its own shares subject to the Company conforming with the requirements of the Insurance Act 1978 and any conditions imposed or directions given thereunder.

* Amendment filed 24th August 2000

                          CERTIFICATE OF INCORPORATION
                          ----------------------------

                                       OF
                                       --

                     COLUMBIA ELECTRIC REMAINDER CORPORATION
                     ---------------------------------------

                     PURSUANT TO SECTION 102 OF THE GENERAL
                     --------------------------------------
                    CORPORATION LAW OF THE STATE OF DELAWARE
                    ----------------------------------------

                              ===================

     FIRST: The name of the corporation is Columbia Electric Remainder
     -----
Corporation (hereinafter referred to as the "Company").

     SECOND: The address of the registered office of the Company in the State of
     ------
Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of the registered agent of the Company at such address is Corporation Service Company.

     THIRD: The nature of the business or purposes to be conducted or promoted
     -----
by the Company is:

     to engage in, promote, and carry on arty lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.

     FOURTH: The total number of shares of stock that the Company shall have
     ------
authority to issue is 100 shares of Common Stock with a par value of $.01 per share.

     FIFTH: The name and mailing address of the sole incorporator of the Company
     -----
is:

                    Peter Kaiser, Legal Assistant
                    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                    125 West 55th Street
                    New York, New York 10019

     SIXTH: The board of directors of the Company shall have the power to adopt,
     -----
amend or repeal the Bylaws of the Company at any meeting at which a quorum is present by the affirmative vote of a majority of the whole board of directors. Election of directors need not be by written ballot. Any director may be removed at any time with or without cause, and the vacancy resulting from such removal shall be filled, by vote of a majority of the stockholders of the company at a meeting called for that purpose or by unanimous consent in writing of the stockholders.

     SEVENTH: To the fullest extent permitted by law, no director of the Company
     -------
shall be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director,

     EIGHTH: Any person who was or is a party or is threatened to be made a
     ------
party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, incorporator, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (including as employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him or her in connection with such action, suit or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article EIGHTH. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee or agent and shall inure to the benefit of the heirs and personal representatives of such person. The indemnification provided by this Article EIGHTH shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the Bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provision of law or otherwise.

     THE UNDERSIGNED has executed this Certificate of Incorporation this 23rd day of October, 2000.


                                                  /s/Peter Kaiser
                                                  ------------------------------
                                                  Sole Incorporator

                                                            Peter Kaiser

                                                                     Exhibit 1-B

                                                               February 22, 2000
                                                           Directors' Resolution

                              Columbia Energy Group

     RESOLVED, that the Board of Directors of Columbia Energy Group (the "Corporation") hereby determines that it is in the best interests of the Corporation and its shareholders to amend the by-laws of the Corporation to cause the addition of the advance notice by-law provision and the revision of the date and time of the annual meeting of stockholders to reflect current practice, both as attached hereto as Annex A and that the by-laws be and hereby are amended, effective immediately, as set forth in Annex A; and

     RESOLVED, that the officers of the Corporation be and hereby are authorized and directed to restate the by-laws as thus amended, such restatement to be effective immediately.

================================================================================









                              COLUMBIA ENERGY GROUP



                              AMENDED AND RESTATED
                                     BY-LAWS


                                 --------------


                           AMENDED AND RESTATED AS OF
                                FEBRUARY 22, 2000





================================================================================

                                     BY-LAWS

                                       Of

                              COLUMBIA ENERGY GROUP

                                       1.

                                      SEAL.

          The corporate seal of the Corporation shall consist of a metallic stamp circular in form, bearing in its center the figures "1926" and the words "Incorporated" and "Delaware" and on the outer edge the name of the Corporation.

                                   ARTICLE I.

                                    OFFICES.

          The location of the Corporation's principal office shall be in the County of New Castle, State of Delaware.

          The Corporation may, in addition to its principal office in the State of Delaware, establish and maintain an office or offices in such other states and places as the Board of Directors may from time to time find necessary or desirable.

          The books, documents, and papers of the Corporation, except as may be otherwise required by the laws of the State of Delaware, may be kept outside of the said State at such places as the Board of Directors may from time to time designate.

                                   ARTICLE II.

                                 CAPITAL STOCK.

          Every stockholder shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation; provided, however, that any such signature on the certificate may be a facsimile. In case any officer or officers, Transfer Agent or Registrar who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the Corporation, Transfer Agent or Registrar, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Corporation, Transfer Agent or Registrar. Such certificates shall be transferable on the stock books of the Corporation in person or by attorney, but, except as hereinafter provided in the case of loss, destruction or mutilation of certificates, no transfer of stock shall be entered until the previous certificate, if any, given for the same shall have been surrendered and cancelled.

          The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

          The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these By-Laws, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation. It may appoint one or more Transfer Agents or one or more Registrars or both, and may require all certificates of stock to bear the signature of either or both.

          In order that , the Corporation may determine the stockholders entitled to notice of, or to vote at, a meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix in advance a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders the Board shall not fix such a record date, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders, shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

          In case of loss, destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, destruction or mutilation and upon the giving to the Corporation of a bond sufficient to indemnify the Corporation, its Transfer Agents and Registrars, against any claim that may be made against it or them on account of the alleged loss or destruction of any such certificate or the issuance of such new certificate; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper so to do.

                                  ARTICLE III.

                             STOCKHOLDERS' MEETINGS.

          a. All meetings of the stockholders shall be held either at the principal office of the Corporation in the State of Delaware, or at such other place, either within or without the State of Delaware as the Board of Directors shall determine. The place at which any given meeting shall be held shall be distinctly specified in the notice of such meeting.

          b. The annual meeting of the stockholders of the Corporation, for the election of Directors and for the transaction of such other business as may come before the meeting, shall be held on the third Wednesday in May of each year, at nine o'clock in the morning, unless such day shall fall on a legal holiday, in which event the annual meeting shall be held on the day following. Such date and time of meeting may be changed by action of the Board of Directors.

          c. Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

          d. If the annual meeting of the stockholders be not held as herein prescribed, the election of Directors may be held at any meeting thereafter called pursuant to these By-Laws.

          e. Notice of the annual and of all special meetings of the stockholders shall be given each holder of stock of the Corporation having power to vote at such meeting by depositing in the United States mail a written or printed notice of the same not less than ten nor more than sixty days prior to the meeting, with postage prepaid, to each such stockholder of record of the Corporation and addressed to him at his address as registered upon the books of the Corporation. Except in special cases where other provision is made by statute, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Except where otherwise required by statute for an adjournment exceeding thirty days or if a new record date is fixed for the adjourned meeting, notice of any adjourned meeting of the stockholders of the Corporation shall not be required to be given if the time and place thereof are announced at the meeting which is adjourned.

          It shall be the duty of the officer who shall have charge of the stock ledger of the Corporation to prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing their addresses of record and the number of shares held by each. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city, town or village where the meeting is to be held and which place shall be specified in the notice of the meeting, or, if not so specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and subject to the inspection of any stockholder who may be present.

          f. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person, or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of any business except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat present in person or by proxy shall have power to adjourn the meeting from time to time. At any such adjourned meeting at which the requisite amount of voting stock shall be represented any business may be transacted which might have been transacted at the meeting as originally called.

          g. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

          h. At any annual or special meeting of stockholders, proposals by stockholders and persons nominated for election as directors by stockholders shall be considered only if advance notice thereof has been timely given as provided herein and such proposals or nominations are otherwise proper for consideration under applicable law and the Certificate of Incorporation and By-Laws of the Corporation. Notice of any proposal to be presented by any stockholder or of the name of any person to be nominated by any stockholder for election as a director of the Corporation at any meeting of stockholders shall be delivered to the Secretary of the Corporation at its principal executive office not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than 70 days in advance of the annual meeting if the Corporation shall have previously disclosed, in these By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board determines to hold the meeting on a different date. Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Corporation beneficially owned by such person, the information regarding such person required by paragraphs
(a), (e) and (f) of Item 401 of Regulation S-K adopted by the U.S. Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the U.S. Securities and Exchange Commission applicable to the Corporation), such person's signed consent to serve as a director of the Corporation if elected, such stockholder's name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder. As used herein, shares "beneficially owned" shall mean all shares as to which such person, together with such person's affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934), may be deemed to beneficially own pursuant to Rules lad-3 and 13d-5 under the Securities Exchange Act of 1934, as well as all shares as to which such person, together with such person's affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions). The person presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been given.

                                   ARTICLE IV.

                               BOARD OF DIRECTORS.

          a. The management of business and affairs of the Corporation shall be under the direction of a Board of Directors consisting of not less than thirteen (13) or more than eighteen (18) persons, the exact number to be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time of any such resolution is presented to the Board for adoption). At the 1986 annual meeting of stockholders, the directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1987 annual meeting of stockholders, the term of office of the second class to expire at the 1988 annual meeting of stockholders and the term of office of the third class to expire at the 1989 annual meeting of the stockholders. Except as otherwise provided in the Corporation's Certificate of Incorporation, at each annual meeting of the stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of the stockholders after their election.

          b. Any director of the Corporation may resign at any time by giving written notice thereof to the Corporation. Such resignation shall take effect at the time specified therefor, and unless otherwise specified with respect thereto the acceptance of such resignation shall not be necessary to make it effective. Subject to the rights of the holders of the Preferred Stock to elect directors under specified circumstances, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80 percent of the combined voting power of all of the then outstanding shares of stock of all classes and series of the Corporation entitled to vote generally (the "Voting Stock"), voting together as a single class (it being understood that, for all purposes of these By-Laws, each share of the Preferred Stock shall have the number of votes granted to it pursuant to the Corporation's Certificate of Incorporation or any designation of terms of any class or series of Preferred Stock made pursuant to the Certificate of Incorporation). The Corporation must notify the director of the grounds of his impending removal and the director shall have an opportunity, at the expense of the Corporation, to present his defense to the stockholders by a statement which accompanies or precedes the Corporation's solicitation of proxies to remove him. The term `entire Board' as used in these By-Laws means the total number of directors which the Corporation would have if there were no vacancies.

          c. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, even though less than a quorum of the Board of Directors, acting at a regular or special meeting. If any applicable provision of the Delaware General Corporation Law expressly confers power on stockholders to fill such a directorship at a special meeting of stockholders, such a directorship may be filled at such a meeting only by the affirmative vote of at least 80 percent of the Voting Stock of the Corporation; provided, however, that when (a) pursuant to the provision of Article Fourth of the Certificate of Incorporation the holders of Preferred Stock have the right, and have exercised such right, to elect directors and (b) The Delaware General Corporation Law expressly confers on stockholders voting rights as aforesaid, if the directorship to be filled had been occupied by a director elected by holders of Common Stock, then such directorship shall be filled by an 80 percent vote as aforesaid, but if such directorship to be filled had been elected by holders of Preferred Stock, then such directorship shall be filled by the majority vote of the holders of Preferred Stock. Any director elected in accordance with the two preceding sentences shall hold office for the remainder of the full term of the directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the authorized number of directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

          d.   Without prejudice to the general powers conferred by subdivision
(a) of this Article, the Board of Directors shall have and exercise each and every power granted to them in Article Ninth of the Certificate of Incorporation of the Corporation.

          e. Regular meetings of the Board of Directors shall be held at such office or offices, whether within or without the State of Delaware, and at such times as the Board shall from time to time determine.

          Special meetings of the Board of Directors may be called at any time by the Chief Executive Officer or, if he is incapacitated or unable to call such meetings, by any member of the Board of Directors. Such meetings may take place in the office of the Corporation in the State of Delaware or in such office or offices as the Directors may establish.

          f. Except as aforesaid, notice of all special meetings of the Board of Directors shall be given to each Director by five days' service of the same by telegram, or telephone or letter or personally. Notice of any special meeting of the Board of Directors shall state the place and hour of the meeting, but need not state the purposes thereof. Notice of any meeting of the Board or of any Committee need not be given to any Director if waived by him in writing, or by telegraph or cable, whether before or after such meeting be held, or if he shall be present at the meeting; and any meeting of the Board of Directors or of any Committee shall be a legal meeting without any notice thereof having been given, if all the members shall be present thereat. Notice of regular meetings of the Board need not be given. In the absence of written instructions from a Director designating some other address, notice shall be sufficiently given if addressed to him at his usual business address.

          g. Except as provided in clause (c) of this Article, one-third of the total number of Directors shall constitute a quorum for the transaction of business at all meetings of the Board of Directors; but less than a quorum may adjourn the meeting.

          h. Each Director of the Corporation shall be entitled to receive such fixed sum per meeting of the Board of Directors attended, or such annual sum, or both, as the Board shall from time to time determine, together with his expenses of attendance at such meeting.

                                   ARTICLE V.

                              STANDING COMMITTEES.

          a. The Board of Directors shall, by resolution adopted by a majority of the whole Board, designate annually three or more of their number, one of whom shall be the Chief Executive Officer, to constitute an Executive Committee which shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it, and shall have and may exercise in the intervals between the meetings of the Board of Directors the powers of the Board in the management of the business and affairs of the Corporation (including the power and authority to declare a dividend and to authorize the issuance of stock) except the power in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation. The Executive Committee shall study and report to the Board of Directors on such matters as shall be referred to it by the Board or by the Chairman of the Board or Chief Executive Officer. The Board of Directors may also designate one or more other Directors as alternate members of the Executive Committee, who may replace any absent or disqualified member at any meeting of the Committee. In the absence or disqualification of a member of the Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member. Each member of the Executive Committee shall continue to be a member thereof only during the pleasure of a majority of the whole Board.

          b. The Board of Directors shall designate the Chairman of the Executive Committee, who may be any member thereof. In the absence from any meeting of the Executive Committee of its Chairman, the Committee may appoint a Chairman of the meeting. At any meeting at which the Executive Committee may exercise its power to act in intervals between the meetings of the Board in the management of the business and affairs of the Corporation, the Secretary of the Corporation shall act as Secretary thereof. In the absence from any such meeting of the Secretary, and at any other meeting of the Committee, the Committee may appoint a Secretary of the meeting.

          c. Meetings of the Executive Committee may be called at the request of any member of the Committee. Two days' notice of each meeting of the Executive Committee shall be given by mail, telegraph or telephone or be delivered personally, to each member of the Committee. Notice of any meeting need not be given to any member of the Executive Committee if waived by him in writing or by telegraph or cable, whether before or after such meeting be held, or if he shall be present at the meeting; and any meeting of the Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Committee shall be present thereat. In the absence of written instructions from a member of the Executive Committee designating some other address, notice shall be sufficiently given if addressed to him at his usual business address. Subject to the provisions of this Article VI, the Executive Committee, by resolution of a majority of all of its members, shall fix its own rules of procedure and shall keep a record of its proceedings and report them to the Board of Directors at the next regular meeting thereof after such proceedings shall have been taken. All such proceedings shall be subject to revision or alteration by the Board of Directors; provided, however, that third parties shall not be prejudiced by such revision or alteration.

          d. A quorum of the Executive Committee for the transaction of business shall consist of not less than one-third of the total number of members thereof nor less than two members thereof, and the act of a majority of those present at a meeting at which a quorum is present shall be the act of the Executive Committee. Less than a quorum may adjourn a meeting. The members of the Executive Committee shall act only as a committee, and the individual members shall have no power as such.

          e. Any member of the Executive Committee may resign at any time by giving written notice to the Chief Executive Officer or to the Secretary of the Corporation. Such resignation shall take effect at the time specified in such notice and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          f. Any vacancy in the Executive Committee shall be filled by the vote of a majority of the whole Board of Directors.

          g. The members of the Executive Committee shall be entitled to receive such fees and compensation as the Board of Directors may determine.

          h. The Board of Directors may, by resolution adopted by a majority of the whole Board, also appoint such other standing or temporary committees from time to time as they may see fit, investing them with all or any part of their own powers. All committees shall adopt their own rules of procedure and shall keep regular minutes of their transactions in books kept in the office of the Corporation, and shall report the same to the Board of Directors or to the Executive Committee at the various meetings thereof.

                                   ARTICLE VI.

                                    OFFICERS.

          a. The officers of the Corporation shall be the President, one or more Vice Presidents, the Secretary and the Treasurer, who shall be elected by the Board of Directors, and such additional Assistant Secretaries, Assistant Treasurers, and special subordinate officers as may from time to time be elected or appointed by the Board of Directors or appointed by the Chief Executive Officer. A Chairman of the Board and a Vice Chairman of the Board may be elected by the Board of Directors. The Board shall designate an officer as the Chief Executive Officer.

          Any two of the above offices, not counting the title of Chief Executive Officer, may be held by the same person.

          The Chief Executive Officer shall, if present, preside at all meetings of the stockholders and at all meetings of the Board of Directors, provided, however, that if there is a Chairman of the Board who is not the Chief Executive Officer, the Chairman of the Board, if present, shall preside at all meetings of the stockholders and the Board of Directors. The Chief Executive Officer or an officer designated by him shall make a report on the state of the business of the Corporation at each annual meeting of stockholders. From time to time, the Chief Executive Officer or officers designated by him shall report to the stockholders and to the Board of Directors and to the Executive Committee all matters within the knowledge of the Chief Executive Officer which in his judgment the interests of the Corporation may require to be brought to their notice.

          All of the officers of the Corporation shall hold office for one year and until others are elected or appointed and qualified in their stead, unless in the election or appointment of the officer it shall be specified that he holds his office for a shorter period or subject to the pleasure of the Board of Directors or the Chief Executive Officer.

          All vacancies in such offices by resignation, death or otherwise may be filled by the Board of Directors. In the case of absence or inability to act of any officer of the Corporation, and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any Director or other person whom they may select.

          b. The Chief Executive Officer shall have general and active supervision and direction over the business and affairs of the Corporation and over its several officers; subject, however, to the control of the Board of Directors and of the Executive Committee. He shall see that all orders and resolutions of the Board of Directors and of the Executive Committee are carried into effect. He may be ex officio a member of all standing committees of the Board of Directors, and he shall perform such other duties as may be assigned to him from time to time by the Board of Directors or by the Executive Committee.

          c. The Chairman or Vice Chairman of the Board, if elected, shall perform such duties as from time to time may be assigned by the Board of Directors or by the Executive Committee.

          d. The President and the Vice Presidents shall perform such duties as the Board of Directors shall, from time to time, require.

          e. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuables in the name and to the credit of the Corporation, in such depositaries as may be directed by the Board of Directors, shall disburse the funds of the Corporation as may be ordered by the Board or the Chief Executive Officer taking proper vouchers therefor, and shall render to the Chief Executive Officer and the Directors whenever they may require it an account of all his transactions as Treasurer and of the financial condition of the Corporation.

          He shall also perform such other duties as the Board of Directors may from time to time require.

          If required by the Board of Directors he shall give the Corporation a bond in a form and in a sum with surety satisfactory to the Board of Directors for the faithful performance of the duties of his office and the restoration to the Corporation in the case of his death, resignation or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession belonging to the Corporation.

          At the request of the Treasurer, or in his absence or inability to act, the Assistant Treasurer or, if there be more than one, the Assistant Treasurer designated by the Treasurer, shall perform the duties of the Treasurer and when so acting shall have the powers of and be subject to all the restrictions of the Treasurer. The Assistant Treasurers shall perform such other duties as may from time to time be assigned to them by the Chief Executive Officer, the Treasurer or the Board of Directors.

          f. The Secretary shall attend all meetings of the Board of Directors and of the stockholders and act as Clerk thereof and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required.

          He shall keep in safe custody the seal of the Corporation and, whenever authorized by the Board or the Executive Committee, affix the seal to any instrument requiring the same.

          He shall see that proper notice is given of all meetings of the stockholders of the Corporation and of the Board of Directors and shall perform such other duties as may be prescribed from time to time by the Board of Directors or the Chief Executive Officer.

          At the request of the Secretary, or in his absence or inability to act, the Assistant Secretary or, if there be more than one, the Assistant Secretary designated by the Secretary, shall perform the duties of the Secretary and when so acting shall have all the powers of and be subject to all the restrictions of the Secretary. The Assistant Secretaries shall perform such other duties as may from time to time be assigned to them by the Chief Executive Officer, the Secretary or the Board of Directors.

          g. Any officer of the Corporation may be removed, either with or without cause, at any time, by resolution adopted by the Board of Directors at a regular meeting or at a special meeting of the Board called for that purpose, by any Committee upon whom such power of removal may be conferred by the Board of Directors or by a superior officer upon whom such power of removal may be conferred by the Board of Directors.

                                  ARTICLE VII.

                         CONTRACTS, CHECKS, NOTES, ETC.

          a. All contracts and agreements authorized by the Board of Directors or the Executive Committee, and all checks, drafts, notes, bonds, bills of exchange and orders for the payment of money (including orders for repetitive or non-repetitive electronic funds transfers) shall, unless otherwise directed by the Board of Directors, or unless otherwise required by law, be signed by any two of the following officers: the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary; provided that in every case at least one such officer shall be the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary. The Board of Directors may, however, notwithstanding the foregoing provision, by resolution adopted at any meeting, authorize any of said officers to sign checks, drafts and such orders for the payment of money singly and without necessity of countersignature, and may designate officers of the Corporation other than those named above, or different combinations of such officers, who may, in the name of the Corporation, execute checks, drafts, and such orders for the payment of money in its behalf. Further, the Treasurer is authorized to designate to the Corporation's banks, in writing, individuals employed in the Columbia Energy Group Service Corporation Cash Management Department, who need not be officers or employees of the Corporation, to give in the name of the Corporation telephonic, telegraphic, or electronic transfer instructions for the payment of money, which may, with respect to routine items, include instructions as to the amount to be transferred, to any bank, pursuant to previously issued written orders, signed by officers of the Corporation in any manner provided above, which designate the recipients of such amounts and which identify what shall be treated as routine items.

          b. Anything in subdivision (a) of this Article VIII to the contrary notwithstanding, the officers of this Corporation may open in the name of the Corporation special accounts appropriately designated in which shall be deposited funds of the Corporation transferred from the Corporation's other accounts by its checks signed in accordance with the requirements of subdivision
(a) of this Article VIII, but from which special accounts funds may be disbursed by check, draft, or other instrument of the Corporation designated as drawn against such special account and signed by the single signature of any one of the executive officers of the Corporation authorized by subdivision (a) of this
Article VIII to sign checks, drafts and other instruments of the Corporation or signed by the single signature of any other person expressly authorized by the Board to sign checks, drafts and other instruments disbursing funds from such special accounts.

          c. Anything in subdivision (a) of this Article VIII to the contrary notwithstanding, (i) bonds, notes, debentures and other evidence of indebtedness of the Corporation issued under an indenture may be executed in the name of the Corporation by the facsimile signature, printed, engraved or otherwise used thereon, of the Chairman of the Board, the President or any Vice President of the Corporation, and the corporate seal affixed thereto or impressed, printed, engraved or otherwise reproduced thereon may be attested by the facsimile signature of the Secretary or an Assistant Secretary of the Corporation, provided that the indenture require the same to be authenticated by the trustee under such indenture, and (ii) interest coupons attached to any such bond, note, debenture or other evidence of indebtedness may be executed on behalf of the Corporation by the facsimile signature of the Treasurer of the Corporation.

                                  ARTICLE VIII.

                                  FISCAL YEAR.

          The fiscal year of the Corporation shall begin on the first day of January in each year.

                                   ARTICLE IX.

                              AMENDMENT OF BY LAWS.

          These By-Laws may be amended, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting or, in the case of a meeting of the Board of Directors, in a notice given not less than two days prior to the meeting; provided, however, that, notwithstanding any other provisions of these By-Laws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, the Certificate of Incorporation, any class or series of Preferred Stock or these By-Laws, the affirmative vote of at least 80 percent of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such alteration, amendment or repeal is presented to the Board for adoption), shall be required to alter, amend or repeal Article IV (c), IV (g), V (a), V (b), V (c), and V (g) of these By-Laws or this proviso to this Article X of these By-Laws.

                                   ARTICLE X.

                               NATIONAL EMERGENCY.

          a. Definition and Application. For the purposes of this Article XI the term "national emergency" is defined as an emergency situation resulting from an attack upon the United States, a nuclear disaster within the United States, a catastrophe, or other emergency condition, as a result of which attack, disaster, catastrophe or emergency condition a quorum of the Board of Directors cannot readily be convened for action. Persons not directors of the Corporation may conclusively rely upon a determination by the Board of Directors of the Corporation, at a meeting held or purporting to be held pursuant to this
Article XI that a national emergency as hereinabove defined exists regardless of the correctness of such determination made or purporting to be made as hereinafter provided. During the existence of a national emergency the provisions of this Article XI shall become operative, but, to the extent not inconsistent with such provisions, the other provisions of these By-Laws shall remain in effect during any national emergency and upon its termination the provisions of this Article XI shall cease to be operative.

          b. Meetings, etc. When it is determined in good faith by any director that a national emergency exists, special meetings of the Board of Directors may be called by such director. The director calling any such special meeting shall make a reasonable effort to notify all other directors of the time and place of such special meeting, and such effort shall be deemed to constitute the giving of notice of such special meeting, and every director shall be deemed to have waived any requirement, of law or otherwise, that any other notice of such special meeting be given. At any such special meeting two directors shall constitute a quorum for the transaction of business including, without limiting the generality hereof, the filling of vacancies among directors and officers of the Corporation and the election of additional Vice Presidents, Assistant Secretaries and Assistant Treasurers. The act of a majority of the directors present thereat shall be the act of the Board of Directors. If at any such special meeting of the Board of Directors there shall be only one director present, such director present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given of any such adjournment.

          The directors present at any such special meeting shall make reasonable effort to report any action taken thereat to all absent directors, but failure to give such report shall not affect the validity of the action taken at any such meeting. All directors, officers, employees and agents of, and all persons dealing with, the Corporation, if acting in good faith, may conclusively rely upon any action taken at any such special meeting.

          c. Amendment. The Board of Directors shall have the power to alter, amend, or repeal any of these By-Laws by the affirmative vote of at least two-thirds (2/3) of the directors present at any special meeting attended by two
(2) or more directors and held in the manner prescribed in (b) of this Article, if it is determined in good faith by said two-thirds (2/3) that such alteration, amendment or repeal would be conducive to the proper direction of the Corporation's affairs.

          d. Chief Executive Officer. If, during the existence of a national emergency, the Chief Executive Officer of the Corporation becomes incapacitated, cannot by reasonable effort be located, or otherwise is unable or unavailable to perform the duties of his office, an Executive Vice President of the Corporation, if there be one, is hereby designated as Chief Executive Officer. The Executive Vice President senior in office, if there be more than one, shall so serve. If an Executive Vice President is unable or unavailable to perform the duties of the Chief Executive Officer of the Corporation, the senior available Vice President shall be designated as Chief Executive Officer, such seniority to be determined by the date on which such Vice President was first elected or appointed to such office. If none of the foregoing officers is able or available to perform the duties of the Chief Executive Officer, the next senior available officer of the Corporation is hereby designated as Chief Executive Officer, such seniority to be determined by the date on which he was first elected or appointed to serve.

          e. Substitute Directors. To the extent required to constitute a quorum at any meeting of the Board of Directors during a_ national emergency, the officers of the Corporation who are present shall be deemed, in order of rank of office and within the same rank in order of election or appointment to such office, directors for such meeting.

          I, Carolyn McKinney Afshar, Secretary of COLUMBIA ENERGY GROUP, hereby certify that the foregoing constitutes a true and correct copy of the By-Laws of said Corporation, amended and restated as of February 22, 2000.

          IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said Corporation, this 22nd day of February, 2000.


                                                  -----------------------------
                                                           Secretary

                                                                     Exhibit 2-B









                                     BY-LAWS


                                       OF


                              COLUMBIA ENERGY GROUP
                            (A Delaware corporation)


                                November 1, 2000

                                    ARTICLE 1

                            OFFICES; REGISTERED AGENT
                            -------------------------

          ss. 1.1   Registered Office And Agent. The corporation shall maintain
                    ---------------------------
in the State of Delaware a registered office and a registered agent whose business office is identical with such registered office.

          ss. 1.2   Principal Business Office. The corporation shall have its
                    -------------------------
principal business office at such location within or without the State of Delaware as the board of directors may from time to time determine.

                                    ARTICLE 2

                                  STOCKHOLDERS
                                  ------------

          ss. 2.1   Annual Meeting. The annual meeting of the stockholders shall
                    --------------
be held on the second Wednesday of April in each year, for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

          ss. 2.2   Special Meetings. Special meetings of the stockholders of
                    ----------------
for any purpose or purposes may be called by the Chairman, the Board of Directors or by the President.

          ss. 2.3   Place Of Meetings. The board of directors may designate any
                    -----------------
place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the board of directors, but if no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal business office of the corporation; provided, however, that for any meeting of the stockholders for which a waiver of notice designating a place is signed by all of the stockholders, then that shall be the place for the holding of such meeting.

          ss. 2.4   Notice Of Meetings. Written or printed notice stating the
                    ------------------
place, date and hour of the meeting of the stockholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote at the meeting, not less than 10 nor more than 60 days before the date of the meeting, or in the case of a meeting called for the purpose of acting upon a merger or consolidation not less than 20 nor more than 60 days before the meeting. Such notice shall be given by or at the direction of the secretary. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his or her address as it appears on the records of the corporation, with postage thereon prepaid. If delivered (rather than mailed) to such address, such notice shall be deemed to be given when so delivered.

          When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than 30 days or unless a new record date is fixed for the adjourned meeting.

          ss. 2.5   Waiver Of Notice. A waiver of notice in writing signed by a
                    ----------------
stockholder entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a stockholder in person or by proxy at a meeting of stockholders shall constitute a waiver of notice of such meeting except when the stockholder or his or her proxy attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          ss. 2.6   Meeting Of All Stockholders. If all of the stockholders
                    ---------------------------
shall meet at any time and place, either within or without the State of Delaware, and shall, in writing signed by all of the stockholders, waive notice of, and consent to the holding of, a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

          ss. 2.7   Record Dates.
                    ------------

          (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting (or 20 days if a merger or consolidation is to be acted upon at such meeting). If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the next day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

          (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by the certificate of incorporation of the corporation or by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered in the manner required by law to the corporation at its registered office in the State of Delaware or at its principal place of business or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of the corporation's stockholders are recorded. If no record date has been fixed by the board of directors and prior action by the board of directors is required by the certificate of incorporation or by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

          (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

          (d) Only those who shall be stockholders of record on the record date so fixed as aforesaid shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to consent to such corporate action in writing, or to receive payment of such dividend or other distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding the transfer of any stock on the books of the corporation after the applicable record date.

          ss. 2.8   Lists Of Stockholders. The officer who has charge of the
                    ---------------------
stock ledger of the corporation shall prepare and make, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the municipality where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of meeting during the whole time thereof, for inspection by any stockholder who may be present.

          ss. 2.9   Quorum and Vote Required For Action. Except as may otherwise
                    -----------------------------------
be provided in the certificate of incorporation of the corporation, the holders of stock of the corporation having a majority of the total votes which all of the outstanding stock of the corporation would be entitled to cast at the meeting, when present in person or by proxy, shall constitute a quorum at any meeting of the stockholders; provided, however, that where a separate vote by a class or classes of stock is required, the holders of stock of such class or classes having a majority of the total votes which all of the outstanding stock of such class or classes would be entitled to cast at the meeting, when present in person or by proxy, shall constitute a quorum entitled to take action with respect to the vote on the matter. Unless a different number of votes is required by statute or the certificate of incorporation of the corporation, (a) if a quorum is present with respect to the election of directors, directors shall be elected by a plurality of the votes cast by those stockholders present in person or represented by proxy at the meeting and entitled to vote on the election of directors, and (b) in all matters other than the election of directors, if a quorum is present at any meeting of the stockholders, a majority of the votes entitled to be cast by those stockholders present in person or by proxy shall be the act of the stockholders except where a separate vote by class or classes of stock is required, in which case, if a quorum of such class or classes is present, a majority of the votes entitled to be cast by those stockholders of such class or classes present in person or by proxy shall be the act of the stockholders of such class or classes. If a quorum is not present at any meeting of stockholders, then holders of stock of the corporation who are present in person or by proxy representing a majority of the votes cast may adjourn the meeting from time to time without further notice and, where a separate vote by a class or classes of stock is required on any matter, then holders of stock of such class or classes who are present in person or by proxy representing a majority of the votes of such class or classes cast may adjourn the meeting with respect to the vote on that matter from time to time without further notice. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of stockholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

          ss. 2.10  Proxies. Each stockholder entitled to vote at a meeting of
                    -------
the stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no proxy shall be valid after three years from its date unless otherwise provided in the proxy. Such proxy shall be in writing and shall be filed with the secretary of the corporation before or at the time of the meeting or the giving of such written consent, as the case may be.

          ss. 2.11  Voting Of Shares. Each stockholder of the corporation shall
                    ----------------
be entitled to such vote (in person or by proxy) for each share of stock having voting power held of record by such stockholder as shall be provided in the certificate of incorporation of the corporation or, absent provision therein fixing or denying voting rights, shall be entitled to one vote per share.

          ss. 2.12  Voting By Ballot. Any question or any election at a meeting
                    ----------------
of the stockholders may be decided by voice vote unless the presiding officer shall order that voting be by ballot or unless otherwise provided in the certificate of incorporation of the corporation or required by statute.

          ss. 2.13  Inspectors. At any meeting of the stockholders the presiding
                    ----------
officer may, or upon the request of any stockholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders. Each report of an inspector shall be in writing and signed by him or a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

          ss. 2.14  Informal Action. Any corporate action upon which a vote of
                    ---------------
stockholders is required or permitted may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by law at its registered office within the State of Delaware or at its principal place of business or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders of the corporation are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered, as aforesaid, written consents signed by a sufficient number of holders to take action are delivered to the corporation in the manner required by law at its registered office within the State of Delaware or at its principal place of business or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders of the corporation are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not so consented in writing.

                                    ARTICLE 3

                                    DIRECTORS
                                    ---------

          ss. 3.1   Powers. The business and affairs of the corporation shall be
                    ------
managed under the direction of its board of directors which may do all such lawful acts and things as are not by statute or by the certificate of incorporation of the corporation or by these by-laws directed or required to be exercised or done by the stockholders.

          ss. 3.2   Number, Election, Term Of Office And Qualifications. The
                    ---------------------------------------------------
number of directors which shall constitute the whole board shall be not less than one nor more than five. The directors shall be elected at the annual meeting of the stockholders, except as provided in ss. 3.3, and each director elected shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal in a manner permitted by statute or these by-laws. Directors need not be stockholders.

          ss. 3.3   Vacancies. Vacancies occurring in the board of directors and
                    ---------
newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next annual election of directors and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal in a manner permitted by statute or these by-laws.

          ss. 3.4   Regular Meetings. A regular meeting of the board of
                    ----------------
directors shall be held immediately following the close of, and at the same place as, each annual meeting of stockholders. No notice of any such meeting, other than this by-law, shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors or as shall be specified in a written waiver signed by all of the directors. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without notice other than such resolution.

          ss. 3.5   Special Meetings. Special meetings of the board may be
                    ----------------
called by the president or any two directors. The person or persons calling a special meeting of the board shall fix the time and place at which the meeting shall be held and such time and place shall be specified in the notice of such meeting.

          ss. 3.6   Notice. Notice of any special meeting of the board of
                    ------
directors shall be given at least 2 days previous thereto by written notice to each director at his or her business address or such other address as he or she may have advised the secretary of the corporation to use for such purpose. If delivered, such notice shall be deemed to be given when delivered to such address or to the person to be notified. If mailed, such notice shall be deemed to be given two business days after deposit in the United States mail so addressed, with postage thereon prepaid. If given by telegraph, such notice shall be deemed to be given the next business day following the day the telegram is given to the telegraph company. Such notice may also be given by telephone or other means not specified herein, and in each such case shall be deemed to be given when actually received by the director to be notified. Notice of any meeting of the board of directors shall set forth the time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors (regular or special) need be specified in the notice or waiver of notice of such meeting.

          ss. 3.7   Waiver Of Notice. A written waiver of notice, signed by a
                    ----------------
director entitled to notice of a meeting of the board of directors or of a committee of such board of which the director is a member, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice to that director. Attendance of a director at a meeting of the board of directors or of a committee of such board of which the director is a member shall constitute a waiver of notice of such meeting except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          ss. 3.8   Quorum And Vote Required For Action. At all meetings of the
                    -----------------------------------
board of directors, a majority of the number of directors fixed by these by-laws shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors except as may be otherwise specifically provided by statute, the certificate of incorporation of the corporation or these by-laws. If a quorum shall not be present at any meeting of the board of directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          ss. 3.9   Attendance By Conference Telephone. Members of the board of
                    ----------------------------------
directors or any committee designated by the board may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such a meeting.

          ss. 3.10  Presumption Of Assent. A director of the corporation who is
                    ---------------------
present at a duly convened meeting of the board of directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

          ss. 3.11  Informal Action. Unless otherwise restricted by statute, the
                    ---------------
certificate of incorporation of the corporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if a written consent thereto is signed by all the directors or by all the members of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board of directors or of such committee.

          ss. 3.12  Compensation. The directors may be paid their expenses, if
                    ------------
any, of attendance at each meeting of the board of directors and at each meeting of a committee of the board of directors of which they are members. The board of directors, irrespective of any personal interest of any of its members, shall have authority to fix compensation of all directors for services to the corporation as directors, officers or otherwise.

          ss. 3.13  Removal. Any director or the entire board of directors may
                    -------
be removed by the stockholders, with or without cause, by a majority of the votes entitled to be cast at an election of directors.

                                    ARTICLE 4

                                   COMMITTEES
                                   ----------

          ss. 4.1   Committees. By resolution passed by a majority of the whole
                    ----------
Board, the Board of Directors may designate one or more committees, each such committee to consist of two or more directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member of any meeting of the committee. Any such committee, to the extent provided in the resolution or in these by-laws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member.

                                    ARTICLE 5

                                    OFFICERS
                                    --------

          ss. 5.1   Designation; Number; Election. The board of directors, at
                    -----------------------------
its initial meeting and thereafter at its first regular meeting after each annual meeting of stockholders, shall choose the officers of the corporation. Such officers shall be a president, a secretary, and a treasurer, and such vice presidents, assistant secretaries and assistant treasurers as the board of directors may choose. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board. Any two or more offices may be held by the same person. Except as provided in Article 6, election or appointment as an officer shall not of itself create contract rights.

          ss. 5.2   Salaries. The salaries of all officers and agents of the
                    --------
corporation chosen by the board of directors shall be fixed by the board of directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

          ss. 5.3   Term Of Office; Removal; Vacancies. Each officer of the
                    ----------------------------------
corporation chosen by the board of directors shall hold office until the next annual appointment of officers by the board of directors and until his or her successor is appointed and qualified, or until his or her earlier death, resignation or removal in the manner hereinafter provided. Any officer or agent chosen by the board of directors may be removed at any time by the board of directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any vacancy occurring in any office of the corporation at any time or any new offices may be filled by the board of directors for the unexpired portion of the term.

          ss. 5.4   Chairman. The chairman of the board, if appointed, shall, if
                    --------
present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors.

          ss. 5.5   President. The president shall be the chief executive
                    ---------
officer of the corporation and, subject to the direction and control of the board of directors, shall be in charge of the business of the corporation. In general, the president shall discharge all duties incident to the principal executive office of the corporation and such other duties as may be prescribed by the board of directors from time to time. Without limiting the generality of the foregoing, the president shall see that the resolutions and directions of the board of directors are carried into effect except in those instances in which that responsibility is specifically assigned to some other person by the board of directors; shall preside at all meetings of the stockholders and, if he or she is a director of the corporation, of the board of directors; and, except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors, may execute for the corporation certificates for its shares of stock (the issue of which shall have been authorized by the board of directors), and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized, and may (without previous authorization by the board of directors) execute such contracts and other instruments as the conduct of the corporation's business in its ordinary course requires, and may accomplish such execution in each case either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument. The president may vote all securities which the corporation is entitled to vote except as and to the extent such authority shall be vested in a different officer or agent of the corporation by the board of directors.

          ss. 5.6   Vice Presidents. The vice president (and, in the event there
                    ---------------
is more than one vice president, each of the vice presidents) shall render such assistance to the president in the discharge of his or her duties as the president may direct and shall perform such other duties as from time to time may be assigned by the president or by the board of directors. In the absence of the president or in the event of his or her inability or refusal to act, the vice president (or in the event there may be more than one vice president, the vice presidents in the order designated by the board of directors, or by the president if the board of directors has not made such a designation, or in the absence of any designation, then in the order of seniority of tenure as vice president) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, the vice president (or each of them if there are more than one) may execute for the corporation certificates for its shares of stock (the issue of which shall have been authorized by the board of directors), and any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized, and may (without previous authorization by the board of directors) execute such contracts and other instruments as the conduct of the corporation's business in its ordinary course requires, and may accomplish such execution in each case either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument.

          ss. 5.7   Treasurer. The treasurer, if appointed, shall be the
                    ---------
principal accounting and financial officer of the corporation and as such shall perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the board of directors or the president. Without limiting the generality of the foregoing, the treasurer shall have charge of and be responsible for the maintenance of adequate books of account for the corporation and shall have charge and custody of all funds and securities of the corporation and be responsible therefor and for the receipt and disbursement thereof. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the board of directors may determine.

          ss. 5.8   Secretary. The secretary shall perform all duties incident
                    ---------
to the office of secretary and such other duties as from time to time may be assigned by the board of directors or president. Without limiting the generality of the foregoing, the secretary shall (a) record the minutes of the meetings of the stockholders and the board of directors in one or more books provided for that purpose and shall include in such books the actions by written consent of the stockholders and the board of directors; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by statute; (c) be the custodian of the corporate records and the seal of the corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) sign with the president, or a vice president, or any other officer thereunto authorized by the board of directors, certificates for shares of stock of the corporation (the issue of which shall have been authorized by the board of directors), and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized, and may (without previous authorization by the board of directors) sign with such other officers as aforesaid such contracts and other instruments as the conduct of the corporation's business in its ordinary course requires, in each case according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors; and (f) have general charge of the stock transfer books of the corporation.

          ss. 5.9   Assistant Treasurers And Assistant Secretaries. The
                    ----------------------------------------------
assistant treasurers and assistant secretaries, if appointed, shall perform such duties as shall be assigned to them by the treasurer, in the case of assistant treasurers, or the secretary, in the case of assistant secretaries, or by the board of directors or president in either case. Each assistant secretary may sign with the president, or a vice president, or any other officer thereunto authorized by the board of directors, certificates for shares of stock of the corporation (the issue of which shall have been authorized by the board of directors), and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized, and may (without previous authorization by the board of directors) sign with such other officers as aforesaid such contracts and other instruments as the conduct of the corporation's business in its ordinary course requires, in each case according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors. The assistant treasurers shall, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine.

                                    ARTICLE 6

                                 INDEMNIFICATION
                                 ---------------

          ss. 6.1   Indemnification Of Directors And Officers. The corporation
                    -----------------------------------------
shall, to the fullest extent to which it is empowered to do so by the General Corporation Law of Delaware or any other applicable laws, as may from time to time be in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

          ss. 6.2   Advancement of Expenses. Expenses incurred by an officer or
                    -----------------------
director of the corporation in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall be ultimately determined that he or she is not entitled to be indemnified as authorized by the General Corporation Law of Delaware, as amended.

          ss. 6.3   Contract With The Corporation. The provisions of this
                    -----------------------------
Article 6 shall be deemed to be a contract between the corporation and each person who serves as such officer or director in any such capacity at any time while this Article and the relevant provisions of the General Corporation Law of Delaware, as amended, or other applicable laws, if any, are in effect, and any repeal or modification of any such law or of this Article 6 shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

          ss. 6.4   Indemnification Of Employees And Agents. Persons who are not
                    ---------------------------------------
covered by the foregoing provisions of this Article 6 and who are or were employees or agents of the corporation, or are or were serving at the request of the corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the board of directors.

          ss. 6.5   Other Rights Of Indemnification. The indemnification and the
                    -------------------------------
advancement of expenses provided or permitted by this Article 6 shall not be deemed exclusive of any other rights to which those indemnified may be entitled by law or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

                                    ARTICLE 7

                       LIMITATION ON DIRECTOR'S LIABILITY
                       ----------------------------------

          The personal liability for monetary damages to the corporation or its stockholders of a person who serves as a director of the corporation shall be limited if and to the extent provided at the time in the certificate of incorporation of the corporation, as then amended.

                                    ARTICLE 8

                    CERTIFICATES OF STOCK AND THEIR TRANSFER
                    ----------------------------------------
          ss. 8.1   Form And Execution Of Certificates. Every holder of stock in
                    ----------------------------------
the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the president or a vice president and by the secretary or an assistant secretary of the corporation, certifying the number of shares owned. Such certificates shall be in such form as may be determined by the board of directors. During the period while more than one class of stock of the corporation is authorized there will be set forth on the face or back of the certificates which the corporation shall issue to represent each class or series of stock a statement that the corporation will furnish, without charge to each stockholder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. In case any officer, transfer agent or registrar of the corporation who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such officer, transfer agent or registrar of the corporation before such certificate is issued by the corporation, such certificate may nevertheless be issued and delivered by the corporation with the same effect as if the officer, transfer agent or registrar who signed, or whose facsimile signature was placed upon, such certificate had not ceased to be such officer, transfer agent or registrar of the corporation.

          ss. 8.2   Replacement Certificates. The board of directors may direct
                    ------------------------
a new certificate to be issued in place of any certificate evidencing shares of stock of the corporation theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and may require such owner to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed. The board of directors may delegate its authority to direct the issuance of replacement stock certificates to the transfer agent or agents of the corporation upon such conditions precedent as may be prescribed by the board.

          ss. 8.3   Transfers Of Stock. Upon surrender to the corporation or the
                    ------------------
transfer agent of the corporation of a certificate for shares of stock of the corporation duly endorsed or accompanied by proper evidence of succession, assignment, or other authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books, provided the corporation or a transfer agent of the corporation shall not have received a notification of adverse interest and that the conditions of Section 8-401 of Title 6 of the Delaware Code have been met.

          ss. 8.4   Registered Stockholders. The corporation shall be entitled
                    -----------------------
to treat the holder of record (according to the books of the corporation) of any share or shares of its stock as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other party whether or not the corporation shall have express or other notice thereof, except as expressly provided by the laws of the State of Delaware.

                                    ARTICLE 9

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS
                      -------------------------------------

          ss. 9.1   Contracts. The board of directors may authorize any officer
                    ---------
or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; provided, however, that this ss. 9.1 shall not be a limitation on the powers of office granted under Article 5 of these by-laws.

          ss. 9.2   Loans. No loans shall be contracted on behalf of the
                    -----
corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

          ss. 9.3   Checks, Drafts And Other Instruments. All checks, drafts or
                    ------------------------------------
other orders for the payment of money and all notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as from time to time may be determined by the resolution of the board of directors or by an officer or officers of the corporation designated by the board of directors to make such determination.

          ss. 9.4   Deposits. All funds of the corporation not otherwise
                    --------
employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the board of directors, or an officer or officers designated by the board of directors, may select.

                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          ss. 10.1  Dividends. Subject to any provisions of any applicable
                    ---------
statute or of the certificate of incorporation, dividends may be declared upon the capital stock of the corporation by the board of directors at any regular or special meeting thereof; and such dividends may be paid in cash, property or shares of stock of the corporation.

          ss. 10.2  Reserves. Before payment of any dividends, there may be set
                    --------
aside out of any funds of the corporation available for dividends such sum or sums as the board of directors from time to time, in its discretion, determines to be proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the board of directors shall determine to be conducive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

          ss. 10.3  Voting Stock Of Other Corporations. In the absence of
                    ----------------------------------
specific action by the board of directors, the president shall have authority to represent the corporation and to vote, on behalf of the corporation, the securities of other corporations, both domestic and foreign, held by the corporation.

          ss. 10.4  Fiscal Year. The fiscal year of the corporation shall begin
                    -----------
on the first day of January in each year and end on the last day of the next following December.

          ss. 10.5  Seal. The corporate seal shall have inscribed thereon the
                    ----
name of the corporation and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise applied.

          ss. 10.6  Severability. If any provision of these by-laws, or its
                    ------------
application thereof to any person or circumstances, is held invalid, the remainder of these by-laws and the application of such provision to other persons or circumstances shall not be affected thereby.

          ss. 10.7  Amendment. These by-laws may be amended or repealed, or new
                    ---------
by-laws may be adopted, by the board of directors of the corporation. These by-laws may also be amended or repealed, or new by-laws may be adopted, by action taken by the stockholders of the corporation.

                                                                     Exhibit 3-B

                                                                  April 19, 2000
                                                  Executive Committee Resolution


                         COLUMBIA GAS OF KENTUCKY, INC.
                         ------------------------------

          RESOLVED, that Section 2 of ARTICLE V of the BYLAWS of this Corporation be amended to provide that a person who is a director of the Corporation may continue as a director beyond his or her 72nd birthday so that said Section 2, ARTICLE V, as amended, shall read as follows:

"Section 2. Number, Term of Office and Qualifications. The Board of Directors
            -----------------------------------------
shall consist of not more than ten and not less than five directors, who need not be stockholders of the Corporation. Each director shall continue tin office until his term shall have expired and until his successor shall have been elected and shall have qualified, or until his death or removal or until he shall have resigned.

In case the number of directors shall be increased, additional directors shall be elected as provided in Section 7 of Article V."

                                                                     Exhibit 4-B


                                     BYLAWS


                                       of


                     COLUMBIA ELECTRIC REMAINDER CORPORATION


                           As adopted October 23, 2000

                                     BYLAWS


                     COLUMBIA ELECTRIC REMAINDER CORPORATION
                     ---------------------------------------


                                   ARTICLE I.

                                  STOCKHOLDERS

          Section A.     Annual Meeting.
                         --------------

          An annual meeting of stockholders for the purpose of electing the members of the Board of Directors and of transacting such other business as may come before it shall be held each year at such date, time, and place, either within or without the State of Delaware, as may be specified by the Board of Directors.

          Section B.     Special Meetings.
                         ----------------

          Special meetings of stockholders for any purpose or purposes may be held at any time upon call of the Chairman of the Board, if any, the President, or a majority of the Board of Directors, at such time and place either within or without the State of Delaware as may be stated in the notice. A special meeting of stockholders shall be called by the President upon the written request, stating time, place, and the purpose or purposes of the meeting, of stockholders who together own of record 25 % of the outstanding stock of all classes entitled to vote at such meeting.

          Section C.     Notice of Meetings.
                         ------------------

          Written notice of stockholders meetings, stating the place, date, and hour thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by the Chairman of the Board, if any, the Chief Executive Officer, the President, any Vice President, the

Secretary, or an Assistant Secretary, to each stockholder entitled to vote thereat at least ten (10) days but not more than sixty (60) days before the date of the meeting, unless a different period is prescribed by law.

          Section D.     Quorum.
                         ------

          Except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, at any meeting of stockholders, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, a majority in interest of the stockholders present or the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum shall attend.

          Section E.     Adjournment.
                         -----------

          Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section F.     Organization.
                         ------------

          The Chairman of the Board, if any, or in his absence the Chief Executive Officer, or in his absence, the President, or in their absence, the Secretary, shall call to order meetings of stockholders and shall act as chairman of such meetings. The Board of Directors or, if the Board fails to act, the stockholders, may appoint any stockholder, director, or officer of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board, the President and the Secretary.

          The Secretary of the Corporation shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.

          Section G.     Voting.
                         ------

          Except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, a majority of the votes cast at such meeting upon a given question by the holders of outstanding shares of stock of all classes of stock of the Corporation entitled to vote thereon who are present in person or by proxy shall decide such question. At any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the votes cast by the holders (acting as such) of shares of stock of the Corporation entitled to elect such directors.

                                   ARTICLE II.

                               BOARD OF DIRECTORS

          Section A.     Number and Term of Office.
                         -------------------------

          The business, property, and affairs of the Corporation shall be managed by or under the direction of a Board of not less than one (1) and not more than ten (10) directors; the initial size of the Board shall be two (2), provided, however, that the Board, by resolution adopted by vote of a majority of the then authorized number of directors, may increase or decrease the number of directors. The directors shall be elected by the holders of shares entitled to vote thereon at the annual meeting of stockholders, and each shall serve (subject to the provisions of Article IV) until the next succeeding annual meeting of stockholders and until his respective successor has been elected and qualified.

          Section B.     Chairman of the Board.
                         ---------------------

          The directors may elect one of their members to be Chairman of the Board of Directors. The Chairman shall be subject to the control of and may be removed by the Board of Directors. He shall perform such duties as may from time to time be assigned to him by the Board.

          Section C.     Meetings.
                         --------

          Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

          Special meetings of the Board of Directors shall be held at such time and place as shall be designated in the notice of the meeting whenever called by the Chairman of the Board, if any, or by the Chief Executive Officer or the President.

          Section D.     Notice of Special Meetings.
                         --------------------------

          The Secretary, or in his absence any other officer of the Corporation, shall give each director notice of the time and place of holding of special meetings of the Board of Directors by mail at least ten (10) days before the meeting, or by facsimile, telegram, cable, electronic mail, or personal service at least two (2) days before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

          Section E.     Quorum and Organization of Meetings.
                         -----------------------------------

          A majority of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time and place, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence, by the President, or in their absence, by such other person as the directors may select. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

          Section F.     Committees.
                         ----------

          The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business, property, and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Certificate of Incorporation of the Corporation, (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors pursuant to authority expressly granted to the Board of Directors by the Corporation's Certificate of Incorporation, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation, or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopting an agreement of merger or consolidation under Section 251 or 252 of the General Corporation Law of the State of Delaware, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, or amending these Bylaws; and, unless the resolution expressly so provided, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to
Section 253 of the General Corporation Law of the State of Delaware. Each committee which may be established by the Board of Directors pursuant to these Bylaws may fix its own rules and procedures. Notice of meetings of committees, other than of regular meetings provided for by the rules, shall be given to committee members. All action taken by committees shall be recorded in minutes of the meetings.

          Section G.     Action Without Meeting.
                         ----------------------

          Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board to take any action required or permitted to be taken by them without a meeting.

          Section H.     Telephone Meetings.
                         ------------------

          Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors, or any committee designated by the Board, to participate in a meeting of the Board, or committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                                  ARTICLE III.

                                    OFFICERS

          Section A.     Executive Officers.
                         ------------------

          The executive officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents, a Treasurer, and a Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint such other officers (including a Controller and one or more Assistant Treasurers and Assistant Secretaries) as it may deem necessary or desirable. Each officer shall hold office for such term as may be prescribed by the Board of Directors from time to time. Any person may hold at one time two or more offices.

          Section B.     Powers and Duties.
                         -----------------

          The Chairman of the Board, if any, or, in his absence, the Chief Executive Officer, or in his absence, the President, shall preside at all meetings of the stockholders and of the Board of Directors. The officers and agents of the Corporation shall each have such powers and authority and shall perform such duties in the management of the business, property, and affairs of the Corporation as generally pertain to their respective offices, as well as such powers and authorities and such duties as from time to time may be prescribed by the Board of Directors.

                                   ARTICLE IV.

                      RESIGNATIONS, REMOVALS, AND VACANCIES

          Section A.     Resignations.
                         ------------

          Any director or officer of the Corporation, or any member of any committee, may resign at any time by giving written notice to the Board of Directors, the Chief Executive Officer, the President, or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective.

          Section B.     Removals.
                         --------

          The Board of Directors, by a vote of not less than a majority of the entire Board, at any meeting thereof, or by written consent, at any time, may, to the extent permitted by law, remove with or without cause from office or terminate the employment of any officer or member of any committee and may, with or without cause, disband any committee.

          Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares entitled at the time to vote at an election of directors.

          Section C.     Vacancies.
                         ---------

          Any vacancy in the office of any director or officer through death, resignation, removal, disqualification, or other cause, and any additional directorship resulting from increase in the number of directors, may be filled at any time by a majority of the directors then in office (even though less than a quorum remains) or, in the case of any vacancy in the office of any director, by the stockholders, and, subject to the provisions of this Article IV, the person so chosen shall hold office until his successor shall have been elected and qualified; or, if the person so chosen is a director elected to fill a vacancy, he shall (subject to the provisions of this Article IV) hold office for the unexpired term of his predecessor.

                                   ARTICLE V.

                                  CAPITAL STOCK

          Section A.     Stock Certificates.
                         ------------------

          The certificates for shares of the capital stock of the Corporation shall be in such form as shall be prescribed by law and approved, from time to time, by the Board of Directors.

          Section B.     Transfer of Shares.
                         ------------------

          Shares of the capital stock of the Corporation may be transferred on the books of the Corporation only by the holder of such shares or by his duly authorized attorney, upon the surrender to the Corporation or its transfer agent of the certificate representing such stock properly endorsed.

          Section C.     Fixing Record Date.
                         ------------------

          In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which, unless otherwise provided by law, shall not be more than sixty (60) nor less than ten

(10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

          Section D.     Lost Certificates.
                         -----------------

          The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation against any claim that may be made against the Corporation with respect to the c certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificates, and such requirement may be general or confined to specific instances.

          Section E.     Regulations.
                         -----------

          The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation, and replacement of certificates representing stock of the Corporation.

                                   ARTICLE VI.

                                  MISCELLANEOUS

          Section A.     Corporate Seal.
                         --------------

          The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Delaware".

          Section B.     Fiscal Year.
                         -----------

          The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

          Section C.     Notices and Waivers Thereof.
                         ---------------------------

          Whenever any notice whatever is required by law, the Certificate of Incorporation, or these Bylaws to be given to any stockholder, director, or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, or, in the case of directors or officers, by telefax, telegram, cable, or electronic mail, addressed to such address as appears on the books of the Corporation. Any notice given by telefax, facsimile, telegram, cable or radiogram shall be deemed to have been given when it shall have been delivered for transmission and any notice given by mail shall be deemed to have been given when it shall have been deposited in the United States mail with postage thereon prepaid.

          Whenever any notice is required to be given by law, the Certificate of Incorporation, or these Bylaws, a written waiver thereof, signed by the person entitled to such notice, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law.

          Section D.     Stock of Other Corporations or Other Interests.
                         ----------------------------------------------

          Unless otherwise ordered by the Board of Directors, the President, the Secretary, and such attorneys or agents of the Corporation as may be from time to time authorized by the Board of Directors or the President, shall have full power and authority on behalf of this Corporation to attend and to act and vote in person or by proxy at any meeting of the holders of securities of any corporation or other entity in which this Corporation may own or hold shares or other securities, and at such meetings shall possess and may exercise all the rights and powers incident to the ownership of such shares or other securities which this Corporation, as the owner or holder thereof, might have possessed and exercised if present. The President, the Secretary, or such attorneys or agents, may also execute and deliver on behalf of this Corporation powers of attorney, proxies, consents, waivers, and other instruments relating to the shares or securities owned or held by this Corporation.

                                  ARTICLE VII.

                                   AMENDMENTS

          The holders of shares entitled at the time to vote for the election of directors shall have power to adopt, amend, or repeal the Bylaws of the Corporation by vote of not less than a majority of such shares, and except as otherwise provided by law, the Board of Directors shall have power equal in all respects to that of the stockholders to adopt, amend, or repeal the Bylaws by vote of not less than a majority of the entire Board. However, any By-Law adopted by the Board may be amended or repealed by vote of the holders of a majority of the shares entitled at the time to vote for the election of directors.